Exhibit 99.1

     First Aviation Announces Transfer to NASDAQ SmallCap Market

    WESTPORT, Conn.--(BUSINESS WIRE)--Sept. 8, 2003--First Aviation Services Inc. (NASDAQ - FAVS) today announced that the listing of its shares of common stock will transfer from The NASDAQ National Market to The NASDAQ SmallCap Market, effective as of the start of trading on September 9, 2003. The Company transferred to The NASDAQ SmallCap Market in order to ensure continuity of its NASADAQ listing, since the market value of the Company's publicly held shares has fallen below the $5 million minimum market value requirement of The NASDAQ National Market. Publicly held shares are defined as shares not held by insiders or greater than ten percent shareholders.
    The Company's common stock will continue to trade under the ticker symbol FAVS. The transfer to The NASDAQ SmallCap Market should not interrupt the trading in the Company's common stock, nor should investors experience any significant differences in the way they obtain stock price quotes, or news about the Company.

    About First Aviation

    First Aviation, located in Westport, Connecticut and its principal operating subsidiary, Aerospace Products International Inc. ("API"), based in Memphis, Tennessee, is one of the premier suppliers of products and services worldwide to manufacturers and aircraft operators of some of the most widely used commercial and general aviation aircraft. In addition to its parts and components supply services, API is a leading provider of supply chain management and customized third party logistics services and technology solutions, including inventory management services. API also offers overhaul and repair services for brakes and starter/generators, and builds custom hose assemblies. With locations in the U.S., Canada and Asia Pacific, plus partners throughout the world, API continues to be one of the premier suppliers of aviation products, supply chain management services and technology solutions in the industry.
    More information about First Aviation can be found on the World Wide Web at http://www.favs.com and http://www.apiparts.com.

    Forward-Looking Statements

    Certain statements discussed in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect the Company's current expectations concerning future events and results. Such forward-looking statements, including those concerning the Company's expectations, involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the Company's actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: the Company's ability to obtain parts and components from its principal suppliers on a timely basis; depressed domestic and international market and economic conditions; especially those currently facing the aviation industry as a whole; the impact of changes in fuel and other freight related costs; relationships with its customers; the ability of the Company's customers to meet their financial obligations to the Company; the ability to obtain and service supply chain management contracts; changes in regulations or accounting standards; the ability to consummate suitable acquisitions and expand; other items that are beyond the Company's control may cause actual results to differ from management's expectations; and other factors as are described in Item 7, (Management's Discussion and Analysis of Financial Condition and Results of Operations) in the Company's Annual Report on Form 10-K for the year ended January 31, 2003. In addition, specific consideration should be given to the various factors described in this release.

    CONTACT: First Aviation Services Inc.
             Michael D. Davidson, 203-291-3300
             Chief Financial Officer